UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 15, 2008

Buckeye Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 904-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On April 15, 2008, Buckeye Partners, L.P. issued a press release announcing the completion of the previously announced sale of the retail division of its Farm & Home Oil Company LLC subsidiary (“Farm & Home”) to a wholly-owned subsidiary of Inergy, L.P. for $42 million plus a customary working capital adjustment.  The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Press release of Buckeye Partners, L.P. issued April 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:		Buckeye GP LLC,
its General Partner

	By:	/s/ STEPHEN C. MUTHER
Stephen C. Muther
President

Dated: April 15, 2008

Exhibit Index

Exhibit

99.1	Press release of Buckeye Partners, L.P. issued April 15, 2008.